UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 20, 2008
____________________

Oncolin Therapeutics, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Nevada
(State or Other Jurisdiction of Incorporation)

000-50541 (Commission File Number)	88-0507007 (I.R.S. Employer Identification No.)
1330 Post Oak Blvd., Suite 1600 Houston, Texas 77056 (Address of Principal Executive Offices)	77056 (Zip Code)

N/A
-------------------------------------
(Former name or former address, if changed since last report)

Registrant’s telephone number, including area code:  (713)621-5208

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 20, 2008, Don Picker resigned as a director from the Company.

Item 9.01                      Financial Statements and Exhibit

(d)           Exhibits

The following exhibit is to be filed as part of this 8-K:

EXHIBIT NO.                                           IDENTIFICATION OF EXHIBIT

17.1	Mr. Picker’s Letter of Resignation dated November 20, 2008

SIGNATURES

           Pursuant  to  the  requirements of the Securities Exchange Act of 1934, the registrant  has  duly  caused  this  report  to  be  signed on its behalf by the undersigned  hereunto  duly  authorized.

ONCOLIN THERAPEUTICS, INC.

By:  /s/ J. Leonard Ivins
                                                                                J. Leonard Ivins, Chief Executive Officer

                                                                               DATE: November 25, 2008

EXHIBIT INDEX

EXHIBIT NO.                                           IDENTIFICATION OF EXHIBIT
17.1	Mr. Picker’s Letter of Resignation dated November 20, 2008